                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which FIRST SUNAMERICA LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT NAME                                     FILE NO.
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FS Variable Separate Account                        333-128124 / 811-08810
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FS Variable Annuity Account One                     033-39888 / 811-06313
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/s/  MERTON BERNARD AIDINOFF
-------------------------------------          Director               April 28, 2006
MERTON BERNARD AIDINOFF

/s/  STEVEN JAY BENSINGER                      Director               April 28, 2006
-------------------------------------
STEVEN JAY BENSINGER

/s/  JOHN QUINLAN DOYLE                 Director and President        April 28, 2006
-------------------------------------
JOHN QUINLAN DOYLE

/s/  JEFFREY L. HAYMAN                         Director               April 28, 2006
-------------------------------------
JEFFREY L. HAYMAN

/s/  DAVID LAWRENCE HERZOG                     Director               April 28, 2006
-------------------------------------
DAVID LAWRENCE HERZOG

/s/  ROBERT EDWARD LEWIS                       Director               April 28, 2006
-------------------------------------
ROBERT EDWARD LEWIS

/s/  KRISTIAN PHILIP MOOR               Director and Chairman         April 28, 2006
-------------------------------------
KRISTIAN PHILIP MOOR

/s/  WIN JAY NEUGER                            Director               April 28, 2006
-------------------------------------
WIN JAY NEUGER

/s/  ROBERT MICHAEL SANDLER                    Director               April 28, 2006
-------------------------------------
ROBERT MICHAEL SANDLER

/s/  ROBERT S. SCHIMEK                  Director, Senior Vice         April 28, 2006
-------------------------------------  President and Treasurer
ROBERT S. SCHIMEK

/s/  NICHOLAS SHAW TYLER                       Director               April 28, 2006
-------------------------------------
NICHOLAS SHAW TYLER

/s/  NICHOLAS CHARLES WALSH                    Director               April 28, 2006
-------------------------------------
NICHOLAS CHARLES WALSH